UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006 (October 2, 2006)

Innovative Food holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1923 Trade Center Way, Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Reported Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 19, 2006, Mr. Sam Klepfish, our Interim President, in a review of our financial statements, observed that our financial statements did not contain an accrual for non-registration penalties arising under the subscription agreements for our February and August 2005 financings. Mr. Klepfish discussed his concerns with our board of directors and then raised the issue with our independent auditors. Our independent auditors recommended that we present the issue to our outside accounting consulting firm and seek their comment on the matter. On September 12, 2006, we retained the accounting consulting firm IncFin, LLC to analyze our financial statements and assist us in the preparation of our financial statements, including specifically, but without limitation, any required changes to our financial statements arising from a comment letter from the Securities and Exchange Commission dated January 19, 2006 commenting on a registration statement on Form SB-2 that we filed on December 21, 2005. On October 2, 2006, we were advised by our accounting consultants that they believe there are material errors contained in our financial statements for the fiscal years ended December 31, 2004 and 2005 and for the interim periods ended March 31, 2005 and 2006, June 30, 2005 and 2006 and September 30, 2005. Our accounting consultants also advised us that they had discussed their conclusions with our independent auditors and that our independent auditors were in agreement with their conclusions. On October 3 and October 5, 2006, Mr. Klepfish contacted each of our directors to discuss the results of the investigation of our outside accountants. As of the date hereof, our outside accounting consultants have made a preliminary determination that there are at least three areas in which our financial statements require revision: one, with respect to the accrued penalties identified above; two, with respect to the below market conversion feature on convertible debt instruments issued in 2004; and three, the valuation of common stock issued at below market prices. It is also possible that additional errors may be found when the accounting consultants complete their analysis. Our outside accounting consultants have advised us that at this time they cannot quantify the changes to our financial statements that will be necessary to properly restate them. Due to the need to address all of the above, it is unlikely that we will be able to file timely our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: October 6, 2006
By: /s/ Carol Houston Carol Houston, Principal Financial Officer